Exhibit 10.1
AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 29, 2010 (this “Amendment”), is entered into by and among:
     (a) RPM Funding Corporation, a Delaware corporation (“Seller”),
     (b) RPM International Inc., a Delaware corporation, as initial Servicer,
     (c) Fifth Third Bank (“Fifth Third”), and Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association (“Wells Fargo” and each of Fifth Third and Wells Fargo, a “Purchaser” and, collectively, the “Purchasers”), and
     (d) Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association, in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns, the “Administrative Agent”).
and pertains to that certain Receivables Purchase Agreement dated as of April 7, 2009 among the parties hereto or their predecessors (as heretofore and hereby amended, the “Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement.
PRELIMINARY STATEMENT
Seller wishes to amend the Agreement as hereinafter set forth, and the Administrative Agent and the Purchasers are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment.
          Section 1. Amendments.
          (a) Clause (vii) of the definition of “Adjusted Eligible Receivables” contained in Exhibit I of the Receivables Purchase Agreement is hereby amended to delete “62-91” where it appears and to substitute in lieu thereof “67-91”.
          (b) The table at the bottom of Exhibit IV of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Bank Name	Account Holder	Account Numbers
PNC Bank, National Association	DAP Products Inc.	[redacted] [redacted]

PNC Bank, National Association	RPM Funding Corporation	[redacted]
[redacted]

          Section 2. Representations and Warranties. In order to induce the Administrative Agent and the Purchasers to enter into this Amendment, Seller hereby represents and warrants to the Administrative Agent and the Purchasers, as of the date hereof, that (a) the execution and delivery by Seller of this Amendment are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (b) this Amendment has been duly executed and delivered by Seller, (c) after giving effect to this Amendment, no event has occurred and is continuing that will constitute an Amortization Event or a Potential Amortization Event, and (d) each of Seller’s representations and warranties set forth in Section 5.1 of the Agreement (other than Section 5.1(m) thereof) is true and correct on and as of the date hereof as though made on and as of the date hereof.
          Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:
          (a) receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto; and
          (b) receipt by the Administrative Agent of counterparts of a second amendment and restatement of the Collection Account Agreement with PNC Bank, National Association, duly executed by the parties thereto and incorporating, among other things, the substance of the change in Exhibit IV contemplated by Section 1(b) above.
          Section 4. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
          Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
          Section 6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
          Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof via facsimile or electronic mail of an executed .pdf copy thereof shall, to the fullest extent permitted by applicable law, have the same force and effect and delivery of an originally executed counterpart hereof.
<Signature pages follow>

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RPM FUNDING CORPORATION, as Seller
By:	/s/ Edward W. Moore
	Name:	Edward W. Moore
	Title:	Secretary

RPM INTERNATIONAL INC., as Servicer
By:	/s/ Keith R. Smiley
	Name:	Keith R. Smiley
	Title:	VP, Treasurer & Asst. Sec.

FIFTH THIRD BANK, as Purchaser
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

WELLS FARGO BANK, N.A., as Purchaser and Administrative Agent
By:	/s/ Michael J. Landry
	Name:	Michael J. Landry
	Title:	Vice President